Exhibit 99.7

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V22721-TBD For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! IMMUNOME, INC. IMMUNOME, INC. 665 STOCKTON DRIVE SUITE 300 EXTON, PA 19341 1. To approve the issuance of shares of Immunome, Inc. (“Immunome”) capital stock in connection with the Agreement and Plan of Merger and Reorganization, dated June 29, 2023, as may be amended from time to time, pursuant to which Ibiza Merger Sub, Inc. a Delaware corporation and wholly owned subsidiary of Immunome, will merge with and into Morphimmune Inc. (“Morphimmune”), with Morphimmune surviving as a wholly owned subsidiary of Immunome (the “Merger”), which will represent more than 20% of the shares of Immunome common stock outstanding immediately prior to the Merger, pursuant to Rule 5635(a) of the Nasdaq Stock Market LLC (the “Stock Issuance Proposal”); 2. To approve an amendment to the Immunome 2020 Equity Incentive Plan (“2020 Plan”) to increase the total number of shares of Immunome common stock currently available for issuance under the 2020 Plan by 2,955,280 shares; 4. To approve an amendment to the Immunome amended and restated certificate of incorporation to increase the number of authorized shares of Immunome common stock from 200,000,000 to 300,000,000; and 5. To approve a postponement or adjournment of the Immunome special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Stock Issuance Proposal. 3. To approve an amendment to the Immunome amended and restated certificate of incorporation to provide for the exculpation of officers; The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the special meeting or any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSALS 1, 2, 3, 4 AND 5. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/IMNM2023SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V22722-TBD Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PROXY CARD IMMUNOME, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS September 29, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Immunome, Inc. hereby appoints Purnanand D. Sarma, Ph.D. and Sandra G. Stoneman, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of Immunome, Inc. to be held virtually via the internet at www.virtualshareholdermeeting.com/IMNM2023SM on September 29, 2023, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. When properly executed, this proxy will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. If no direction is made, this proxy will be voted “FOR” Proposals 1, 2, 3, 4 and 5. (Continued and to be signed on the reverse side)